CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
REVENUES	$ 20,025	$ 28,340	$ 29,703
COST OF REVENUES	17,461	10,446	7,301
GROSS PROFIT	2,564	17,894	22,402
OPERATING EXPENSES:
Research and development	6,718	3,669	3,359
Sales and marketing	9,970	6,611	7,036
General and administrative	7,277	3,947	2,773
Other expenses	713	2,174	1,225
Gain on bargain acquisition	(10,515)	0	0
Total operating expenses	14,163	16,401	14,393
OPERATING INCOME (EXPENSE)	(11,599)	1,493	8,009
Financial expenses, net	(303)	(277)	(133)
INCOME (EXPENSE) BEFORE INCOME TAXES	(11,902)	1,216	7,876
Income tax benefit (expense)	(2,091)	(197)	(1,675)
NET INCOME (LOSS) FOR THE YEAR	$ (13,993)	$ 1,019	$ 6,201
Net income (EXPENSE) per share:
Basic	$ (0.93)	$ 0.07	$ 0.46
Diluted	$ (0.93)	$ 0.07	$ 0.45
Shares used in calculation of net income per share:
Basic (in shares)	15,048,812	15,047,496	13,560,490
Diluted (in shares)	15,048,812	15,202,303	13,662,151